Exhibit 12.1
CERTIFICATION
I, Björn Rosengren,

certify that:
1.

I have reviewed this Annual Report on

Form 20-F of ABB Ltd;
2.

Based on my knowledge, this report

does not contain any

untrue statement of a material

fact or omit
to state a material fact necessary

to make the statements made,

in light of the circumstances under
which such statements were made,

not misleading with respect

to the period covered by this report;
3.

Based on my knowledge, the financial

statements, and other financial

information included in this
report, fairly present in all material

respects the financial

condition, results of operations

and cash
flows of the Company as of, and

for, the periods presented in this report;
4.

The Company’s other certifying officer and

I are responsible for establishing

and maintaining
disclosure controls and procedures

(as defined in Exchange

Act Rules 13a-15(e) and 15d-15(e)) and
internal control over financial

reporting (as defined in Exchange

Act Rules 13a-15(f) and 15d-15(f))
for the Company and have:
a.

Designed such disclosure

controls and procedures, or caused

such disclosure controls and
procedures to be designed under

our supervision, to ensure that

material information relating
to the Company, including its consolidated subsidiaries,

is made known to us by others

within
those entities, particularly during

the period in which this report is

being prepared;
b.

Designed such internal control

over financial reporting, or caused

such internal control over
financial reporting to be designed

under our supervision, to provide reasonable

assurance
regarding the reliability of financial

reporting and the preparation

of financial statements for
external purposes in accordance

with generally accepted accounting

principles;
c.

Evaluated the effectiveness of the Company’s

disclosure controls and

procedures and
presented in this report our conclusions

about the effectiveness of the disclosure

controls
and procedures, as of the end of

the period covered by this report

based on such evaluation;
and
d.

Disclosed in this report any change

in the Company’s internal control

over financial reporting
that occurred during the period covered

by the annual report

that has materially affected, or
is reasonably likely to materially

affect, the Company’s internal control

over financial
reporting; and
5.

The Company’s other certifying officer and

I have disclosed, based on our

most recent evaluation

of
internal control over financial

reporting, to the Company’s auditors and

the audit committee of the
Company’s board of directors (or persons

performing the equivalent

functions):
a.

All significant deficiencies and

material weaknesses in the design

or operation of internal
control over financial reporting

which are reasonably likely

to adversely affect the Company’s
ability to record, process, summarize

and report financial information;

and
b.

Any fraud, whether or not material,

that involves management or other employees

who have
a significant role in the Company’s internal

control over financial reporting.
Dated: February 23, 2023 By: /s/ B
JÖRN
R
OSENGREN
Björn Rosengren
Chief Executive Officer
(principal executive officer)